                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                   FORM 8-K
                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)     OCTOBER 1, 1998
                                                 ------------------------------


                     HOLLYWOOD ENTERTAINMENT CORPORATION
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            (Exact name of registrant as specified in its charter)



     OREGON                         0-21824                    93-0981138
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(State or other jurisdiction      (Commission                (IRS Employer
of incorporation)                 File Number)             Identification No.)



  9275 SW PEYTON LANE, WILSONVILLE, OREGON                       97070
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  (Address of principal executive offices)                     (Zip Code)



                                (503) 570-1600
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           (Registrant's telephone number, including area code



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        (Former name or former address, if changed since last report.)

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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

          On October 1, 1998 and pursuant to the Agreement and Plan of Merger and Reorganization (the "Merger Agreement"), dated as of July 30, 1998, as amended, among Hollywood Entertainment Corporation (the "Registrant" or "Hollywood"), R Acquisition, Inc., a Delaware corporation and wholly owned subsidiary of Hollywood, and Reel.com, Inc., a Delaware corporation ("Reel.com"), Hollywood acquired all of the outstanding shares of Reel.com capital stock in exchange (at the election of the Reel.com stockholders) for $29,805,125 in cash, 4,000,000 shares of Hollywood Common Stock and 1,000,000 shares of Hollywood Series A Redeemable Preferred Stock (collectively, the "Merger Consideration"). The merger of Reel.com into Hollywood was consummated pursuant to Section 252 of the Delaware General Corporation Law and
Section 60.501 of the Oregon Business Corporation Act by the execution and filing of certificates of merger with the Secretaries of State of the States of Delaware and Oregon on October 1, 1998 (the "Merger"). Pursuant to the Merger, all shares of Reel.com were canceled and converted into the right to receive the Merger Consideration. Subject to the Merger Agreement, the former stockholders of Reel.com will indemnify Hollywood for damages incurred by reason of certain breaches of the Merger Agreement by Reel.com. The cash portion of the Merger Consideration was funded with proceeds from the sale of 1,982,537 shares of Hollywood Common Stock and 1,380,263 shares of Hollywood Series A Redeemable Preferred Stock at a purchase price of $13.50 per share on October 2, 1998 pursuant to the Stock Purchase Agreement (the "Stock Purchase Agreement"), dated as of July 30, 1998, as amended, among Hollywood and certain stockholders and affiliates of stockholders of Reel.com.

          Reel.com is an electronic commerce company currently offering over 85,000 VHS and 1,200 DVD titles for sale and over 35,000 VHS titles for rental through an Internet-based movie store. Reel.com also provides proprietary editorial content on its Internet site to assist its customers in the selection of movies. Additionally, Reel.com operates a physical video rental store located in Berkeley, California offering a selection of over 35,000 titles.

          The Merger was structured to constitute a reorganization under
Section 368 of the Internal Revenue Code of 1986, as amended, and will be treated by the Registrant as a "purchase" for accounting purposes.

          THE PRECEDING DISCUSSION IS ONLY A SUMMARY AND IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE MERGER AGREEMENT, AS AMENDED BY AMENDMENT NO. 1, AMENDMENT NO. 2 AND AMENDMENT NO. 3, AND THE STOCK PURCHASE AGREEMENT, AS AMENDED BY AMENDMENT NO. 1 AND AMENDMENT NO. 2, COPIES OF WHICH ARE INCLUDED AS EXHIBITS 2.1, 2.2, 2.3, 2.4, 10.9, 10.10, AND 10.11 TO THIS CURRENT REPORT ON FORM 8-K AND ARE INCORPORATED BY REFERENCE HEREIN.


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMAL FINANCIAL INFORMATION AND EXHIBITS

       (a)  FINANCIAL STATEMENTS OF REEL.COM

          The financial statements required by Item 7(a) of Form 8-K will be filed by amendment of this Form 8-K not later than 60 days after the date hereof.

       (b)  PRO FORMA FINANCIAL INFORMATION

          The pro forma financial statements required by Item 7(b) of Form 8-K will be filed by amendment of this Form 8-K not later than 60 days after the date hereof.

       (c)  (c)  EXHIBITS

               Number   Description
               ------   -----------
               2.1      Agreement and Plan of Merger and Reorganization, dated as
                        of July 30, 1998, among Hollywood Entertainment
                        Corporation, R Acquisition, Inc. and Reel.com, Inc.
                        (incorporated by reference to Exhibit 2.1 to the
                        Registrant's Form 10-Q for the quarter ended June 30,
                        1998)

               2.2      Amendment No. 1 to Agreement and Plan of Merger and
                        Reorganization, dated as of September 3, 1998, among Hollywood Entertainment Corporation, R Acquisition, Inc.
                        and Reel.com, Inc.

               2.3      Amendment No. 2 to Agreement and Plan of Merger and
                        Reorganization, dated as of September 14, 1998, among Hollywood Entertainment Corporation, R Acquisition, Inc.
                        and Reel.com, Inc.

               2.4      Amendment No. 3 to Agreement and Plan of Merger and
                        Reorganization, dated as of September 30, 1998, among Hollywood Entertainment Corporation, R Acquisition, Inc.
                        and Reel.com, Inc.

               10.9     Stock Purchase Agreement, dated as of July 30, 1998, among
                        Hollywood Entertainment Corporation and the purchasers listed therein (incorporated by reference to Exhibit 10.1 to the Registrant's Form 10-Q for the quarter ended June
                        30, 1998)

               10.10    Amendment No. 1 to Stock Purchase Agreement, dated as of
                        September 14, 1998, among Hollywood Entertainment
                        Corporation and the purchasers listed therein

               10.11    Amendment No. 2 to Stock Purchase Agreement, dated as of
                        September 30, 1998, among Hollywood Entertainment
                        Corporation and the purchasers listed therein


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                                  SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 HOLLYWOOD ENTERTAINMENT CORPORATION


Date:     October 16, 1998       By:  /s/  Jeff Jordan
                                     -----------------------------------------
                                      Jeff Jordan
                                      Chief Financial Officer